North Beach Corpus Christi, TX 1 2021 Citi One-on-One Midstream/Energy Infrastructure Conference August 18-19, 2021

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

West Coast Renewable Fuel Network 3 Introduction

4 During Second Quarter, We Continued to Focus on Our 2021 Strategic Priorities Funding All of Our Spending From Internally Generated Cash Flows Continuing to Improve Our Debt Metrics Promoting NuStar’s Sustainability Excellence

5 Once Again, Our Strong Second Quarter 2021 Results Demonstrated, the Strength and Resilience of Our Business… 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Pipeline Throughputs EBITDA1 DCF1 Q2 2021 Q1 2021

6 …And Our Recently Announced Asset Sale Demonstrates Our Commitment to Strengthening Our Balance Sheet ★ We recently agreed to sell nine terminals in the Northeast, Illinois and Florida to Sunoco LP for $250 million, and we expect to close in Q4 ★ With this sale, we will have divested non-core assets for a total of $876 million in proceeds, in each case, at an attractive multiple ★ We deployed the proceeds from the 2018, 2019 and 2020 sales to improve our debt metrics and to fund our project spending, and we intend to use the proceeds from this Q4 2021 sale to lower our leverage ★ In addition to improving our debt metrics, the sale will also: ❑ Lower our reliability spending ❑ Reduce our operating expenses - 2018- Europe Operations 2019- St. Eustatius Facility 2020- Texas City Terminal Q4 2021- Terminal Asset Sale $876MM Total Proceeds

7 We Expect the Impact of the Asset Sale, Combined With the Financial Strength and Flexibility We Have Built Over Time, to Drive Strong Results for Full-Year 2021 Full-year 2021 Results Adjusted EBITDA $680-710MM* Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows *- After taking into account sale of terminals in the Northeast, Illinois and Florida, which we expect to close Q4 2021. Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. DCF Coverage ~2.0x* Debt-to-EBITDA Ratio ~4.0x*

8 We are Positioned to Focus 100% of Our Resources on Our Core Strategic Asset Footprint, Comprised of Refined Product, Crude Supply/Export and Renewable Fuels Logistics, as the Economy Recovers Crude Supply/Export Renewable Fuels Refined Products • St. James Terminal • Permian System • Corpus Christi Crude System • Midcontinent • Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2021 Strategic Spending: 140-170MM West Coast Renewable Fuels Storage (~$50MM in 2021) Permian Crude Pipeline System (~$45MM in 2021)

9 U.S. Gasoline and Diesel Demand Have Continued to Rebound in 2021 ★ In the second quarter of 2020, U.S. refined products demand dropped by 21% compared to January 2020, but by 2022, gasoline and diesel demand are expected to recover to pre- Covid demand levels Source: EIA, Wells Fargo 95% 75% 90% 87% 90% 97% 98% 95%94% 87% 91% 95% 94% 99% 98% 101% 100% 0% 20% 40% 60% 80% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel Refined Products

10 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Refined Products Midcontinent Systems- CENTRAL EAST: A 2,500-mile open pipeline system with multiple delivery options ❑ East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma ❑ North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery CENTRAL WEST: Comprised of over 2,200 miles of pipeline with structural exclusivity, serving markets in Texas and nearby states supplied from the McKee, Texas refinery South Texas Systems- Around 700 miles of pipeline with structural exclusivity, primarily serving markets in Texas and northern Mexico supplied from refineries located in Corpus Christi and Three Rivers, Texas

11 … Which Have Been Resilient and Where We Expect to Continue to See Strong, Consistent Demand for Our Services 1 - Comparison of year-over-year demand; includes on-road product demand in our storage system 2 – Comparison of 2Q 2019 versus 2Q 2021; includes on-road product demand in our storage system ★ Our refined product throughputs are up 34% over 2Q 2020 and up a strong 7% over 2Q 2019 ★ We are expecting 100% of our early 2020 (pre-Covid) levels for the remainder of the year 90%90% 65% 90% 75% 100% 95% 105% 80% Refined Products 1 1 2

12 The Outlook for U.S. Refinery Utilization has Improved 2019 2020 2021 96% 79% 85% U.S. 94% 64% 71% PADD 1 96% 80% PADD 3 101% 88% 94% PADD 2 93% 82% 87% PADD 4 87% 66% 75% PADD 5 85% Source: ESAI U.S. Refinery Utilization (Average by PADD, 2019-2021) NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery ★ U.S. refineries in all PADDs are seeing utilization higher than their 2020 rates, but still below their Pre- Covid 2019 rates ★ By the end of 2021, however, U.S. refinery utilization is expected to climb to 85% Refined Products Crude Supply/Export

13 Improved Demand Should Drive Continued Steady Progress Toward Shale Production Growth U.S. Shale Production Growth Higher Crude Prices Crude Demand Recovery Increased Refinery Utilization Refined Product Demand Rebound 2020 2021-22 Crude Supply/Export

14 The Permian Basin is Leading U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s production: ❑ Exited 2020 at 3.9 MMBPD, representing approximately 52% of the nation’s total shale output ❑ Projected to exit 2021 at 4.3 MMBPD; higher than both 2019 and 2020 ❑ Is expected to return to stronger growth in 2022 Source: EIA Drilling Productivity Report (August 2021), Rystad, ESAI - 3.7 3.9 4.0 4.5 0 2 4 2019 2020 2021 2022 MMBPD Permian Basin Production Outlook (Avg as of August 2021) ★ Our system’s throughput volumes are now up 35% above Covid lows, while the rest of the Permian is up 19% from the Covid low ★ We continue to expect to exit 2021at 500 MBPD 286% 102% 0% 40% 80% 120% 160% 200% 240% 280% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth 0 5 10 M M B P D Permian Oil Production (2018-2025) WTI @ $40 WTI @ $60 WTI @ $80 Crude Supply/Export

15 $7 $12$14$12 $19 $27$27 $23 $31 $35 $39$38 $33 $38 $33 $37 $43 139 159 187 211 266 314 327 349 370 395 435453 400423418402 450 0 100 200 300 400 500 $0 $10 $20 $30 $40 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 EBITDA ($MM) System Receipts (Avg MBPD) 1 – June 30, 2021 YTD 2 – June 30, 2021 MTD 3 – As of August 10, 2021 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-Tier Customers With Activity to Support Steady Improvement in 2021and Beyond 25% 40% 35% Major Private Other Public Highest-Quality “Rock” Attracts Creditworthy, Diverse Producers …That Apply the Most Advanced Technology …And Produce Efficient Growth Across Cycles ★ The quality of geological formations underlying our system attracts the strongest customers ❑ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ❑ ~72% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 4.1% 3 ★ We averaged 450 MBPD in 2Q21(comparable to record breaking Pre-Covid average in 1Q20) and continue to expect to exit 2021 at ~500 MBPD ★ Our producers have averaged around 20 rigs throughout 2021 and have over 25% of the total Permian drilled-uncompleted (DUCs) wells on the system, which provide an important platform for growth NS Permian Crude System Performance (by Quarter) * Adjusted * July Average: 481MBPD Crude Supply/Export

Crude Supply/Export

Our Mainline System was Complete in 2019, and Our Spending is Now to Keep Pace With Our Producers' Gathering

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	313
Pipeline Miles	~600	~960
Storage (bbls)	900M	1.6MM

Dedicated Acres	500,000
AMI	5,000,000



Borden
Scurry
Colorado City
NS CO CITY TERMINAL
NS BIG SPRING TERMINAL
DELEK BIG SPRING REFINERY
• PAA SUNRISE II
• PAA BASIN
• BRIDGETEX
• SUNOCO PE & WTG
Martin
Howard
Mitchell
CENTURION PIPELINE
CENTURION SCR STATION
ENTERPRISE
SUNPET
NS STANTON TERMINAL
PAA
Midland
EPIC
Glasscock
Upton
SUNOCO MIDKIFF
Reagan
Third-Party Connections
NuStar Truck Unloading Facilities
NuStar Terminals

16

17 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 J a n -1 9 F e b -1 9 M a r- 1 9 A p r- 1 9 M a y -1 9 J u n -1 9 J u l- 1 9 A u g -1 9 S e p -1 9 O c t- 1 9 N o v -1 9 D e c -1 9 J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 E x p o rt s (M B P D ) U.S. Gulf Coast Crude Exports by Hub Corpus Christi Houston Beaumont Louisiana ★ Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a significant U.S. crude oil export hub ❑ Currently, over half of the total ~3.0 MMBPD of Gulf Coast crude exports exit through Corpus Christi ❑ Corpus Christi’s share of Gulf Coast crude exports remained steady- in 2020 and so far in 2021 ❑ The Port of Corpus Christi may see some growth as global crude demand recovers in early 2022 Source: RBN Energy Corpus Christi exports have grown from 0.4MMBPD in mid-2019 to an average of 1.5MMBPD since January 2020 Gulf Coast Exports Held Up Well in 2020, and Corpus Christi Exports are Expected to Return to Growth in 2022 Crude Supply/Export

Crude Supply/Export

Our Corpus Christi Crude System's MVCs- for Export and Local Refinery Supply- Provide Strength & Stability

★ The heart of our Corpus Christi Crude System is our North Beach Terminal, which receives barrels from our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline and our 30" pipeline from Taft, as well as from third-party pipeline connections

In-bound Capacity	*Storage Capacity*	*Out-bound Capacity*
TOTAL: 1.2MMBPD • **South Texas Crude System 16" Pipeline -** 240MBPD • **Taft 30"-** 720MBPD and expandable • **Harvest 16" Pipeline -** 240MBPD	**TOTAL: 3.9MMbbl** • *Potential expansion 0.4MMbbl*	**TOTAL: 1.2MMBPD** • **EXPORT DOCKS-** 750MBPD to 1.0MMBPD • **REFINERY SUPPLY-** 220MBPD

★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides unparalleled optionality for marine exports and connectivity to local refineries

★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes

NuStar's Corpus Christi Crude System
(Average Throughputs/Quarter)



MBPD
400
200
0
380
31%
69%
298
33%
67%
321
32%
68%
312
44%
56%
377
3Q 2020
4Q 2020
1Q 2021
2Q 2021
2023
CCCS Refinery Throughputs
CCCS Dock Throughputs
CCCS MVCs

18

19 ❑ We have customer commitments for 30MBPD through April 2022, and we are currently negotiating renewals that include unit train optionality Our St. James Facility’s Storage and Extensive Connectivity- Pipeline, Marine and Rail- Position NuStar for Growth in the Future ❑ U.S. shale production growth and improving global demand will drive increased export opportunities ❑ We expect to be able to expand to 34MBPH with modest capital spend ❑ In 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels ❑ In January 2022, Capline owners plan to reverse its service to bring heavy Canadian (and potentially Bakken) crude for use in regional refineries and export Pipeline Marine Rail Connections: o 48” LOCAP – 2.0MMBPD o 40” Capline Reversal (1Q 2022) – 600MBPD o 24” Bayou Bridge – 456MBPD o 20” Ship Shoal – 360MBPD o 18” Zydeco – 360MBPD o 16” Crimson Bonefish – 108MBPD o 30” Marathon Garyville – 530MBPD o 24” Maurepas Pipeline – 380MBPD o 24” XOM Baton Rouge – 350MBPD o 16” XOM North Line – 150MBPD Three Docks (expandable): o Dock 1 – inland barge dock (bi-directional) o Dock 2 – ship dock (bi- directional) Aframax capable o Dock 5 – ship dock (receipt only)Light- Loaded Suezmax capable Two Unit Train Facilities: o 240 unloading spots with track to store four additional unit trains o Capable of unloading light, sweet crude oil at 18MBPH and heavy diluted crude oil at 8MBPH o Strong customer interest in developing steam to facilitate unloading different grades of oil Crude Supply/Export

20 Carbon Emissions Reduction Goals, in the U.S. and Canada, Generate Growing Demand and Dislocations, Offer Opportunities for Well-positioned Midstream Logistics, Like NuStar’s Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets ★ Our terminals have the access to facilities necessary to receive renewable fuels from outside the region and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e, M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit 2021 California’s Transportation Fuel Supply With Low - Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

21 We Already Handle and Store a Significant Proportion of the Total Renewable Fuels Volumes in California, the Largest Driving State in the Nation ★ We expect these percentages to continue to grow, along with associated EBITDA, as we complete additional projects, under construction or in development BIODIESEL ETHANOL RENEWABLE DIESEL 5% 18% 27% NuStar’s Proportionate Share of California’s Renewable Fuels Market (First Quarter 2021 Total Volume1) 1 – Most recent available data Source: California Air Resource Board (CARB) Renewable Fuels

Renewable Fuels

… And We Continue to Partner With Key Customers to Develop Our Renewable Fuels Network Across Our Footprint, as LCFS Mandates Proliferate to Additional Markets

- ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects
- ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers
  - ❑ Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels as the renewable fuels market continues to grow

		Complete
Portland	Convert 36,000 bbls to **biodiesel**	✓
	Convert 57,000 bbls to **renewable diesel**	✓
Selby	Construct truck-loading for **renewable diesel**	✓
	Multimodal shipment of **renewable jet fuel**	✓
	Convert 208,000 bbls to **renewable jet fuel**	✓
	Modify rail to handle **renewable feedstock** offloading	✓
Stockton	Convert 30,000 bbls to **biodiesel**	✓
	Convert 73,000 bbls to **renewable diesel** and expand **renewable diesel** handling to all 15 rail spots	✓
	Convert 151,000 bbls to **renewable diesel**	2H21 Est.
	Connect to railcar **ethanol** offload facility	1H22 Est.
Wilmington	Convert 160,000 bbls to **renewable diesel**	✓
	Reconfigure dock for enhanced marine capability	1H25 Est.


NuStar's West Coast Renewable Fuels Volumes*
Mbpy
6,000
5,000
4,000
3,000
2,000
1,000
0
2017
2018
2019
2020
** 2021E
Portland
Selby
Stockton
Wilmington

* Includes Biodiesel, Renewable Diesel and Ethanol
** June 2021 YTD - annualized

22

23 ★Our Ammonia Pipeline is the longest and only ammonia pipeline in the country ❑ Spans over 2,000 miles from Louisiana, north up through the Midcontinent along the Mississippi and beyond ❑ Today, the ammonia we transport is used primarily for fertilizing crops by farmers in our nation’s “breadbasket” ❑We have capacity available to transport “blue” or “green” Ammonia Renewable Fuels In Addition to LCFS, We are Developing Near- and Long- term Renewables Opportunities for Our Ammonia System

24 Gray Ammonia for which by-product CO2 has been captured and stored, reducing climate impact Derived from natural gas, nearly all of the world’s production made utilizing the Haber-Bosch process “Gray,” “Blue” and “Green” Ammonia Offer Actionable Positive Near- term Opportunities for Our Customers and Our Ammonia System Sources: CF, Royal Society Gray Ammonia Blue Ammonia Green Ammonia Produced with hydrogen from water electrolysis powered by renewable energy Renewable Fuels Technology exists today to use LOWER- or ZERO-CARBON AMMONIA to reduce CO 2 : ✓ By simply replacing conventional ammonia in existing uses, which is one of the most widely used industrial chemicals on the planet ✓ As a fuel for ✓ Electricity generation to power remote telecommunication towers or to provide electricity to back up supporting intermittent renewable power generation, like wind and solar ✓ “Greening” maritime transportation ✓ Decarbonizing heating and cooling ✓ Internal combustion engines, turbines and batteries ✓ As a safe, efficient mode for hydrogen transport CO2

South Texas Crude System 25 APPENDIX

NuStar By-the-numbers

- Common Unit Price[1]: $16.04
- Distribution/CU/Year: $1.60
- Yield[1]: 10.0%
- Market Cap[1]: ~$2 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value: ~$7 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.9MMBPD
- Storage Capacity: ~72MMB
- Storage Throughput Volumes[2]: 386MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of August 16, 2021
2. Average daily volume for the quarter ended June 30, 2021

26

Long-term Commitments From Creditworthy Customers

Pipeline Segment Contracted[1] Revenues
(% 2021 Projections)


37%
40%
23%
Take-or-pay Contracts
Structurally Exclusive
Other

Storage Segment Contracted Revenues
(% 2021 Projections[2])


64%
36%
Take-or-pay Contracts
Other

NuStar Investment-Grade (IG) Customers
(% 2021 Revenues)

Pipeline Segment ~60% IG

Storage Segment ~59% IG


44%
12%
44%
Investment-Grade
Large Private or International (Not rated)
Other

1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)
2 - after taking into account revenues from terminals in the Northeast, Illinois and Florida, expected to be sold early in the fourth quarter of 2021

27

28 $185 $250 $600 $500 $550 $600 $322 $403 $74 $810 $24 $0 $250 $500 $750 $1,000 Liquidity 2021 2022 2023 2024 2025 2026 2027 2028- 2029 2030 2038- 2041 2043 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $834 $259 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In March 2020, we extended our revolver term through October 2023 ★ In September 2020, we issued two $600 million tranches of five-year and 10-year senior unsecured notes maturing in 2025 and 2030 ❑ We utilized the proceeds to repay our debt ★ We utilized cash flows and our revolver to pay-off our February 2021 bond maturities, and we plan to utilize our liquidity to pay-off our February 2022 bond maturities as well Debt Maturities (As of 6/30/2021) ($MM) 1 – Liquidity as of June 30, 2021

29 Capital Structure as of June 30, 2021 ($ in Millions) $1.0B Credit Facility $ 185 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 74 Finance Lease Liability 57 Other (40) Total Debt $3,501 Common Equity and AOCI $431 Series A, B and C Preferred Units $756 Series D Preferred Units $608 Total Equity1 1,795 Total Capitalization $5,296 ★ As of June 30, 2021: ❑ Credit facility availability ~$810MM ❑ Debt-to-EBITDA ratio2 4.27x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

30 Reconciliation of Non-GAAP Financial Information

31 Reconciliation of Non-GAAP Financial Information (continued)

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 Reconciliation of Non-GAAP Financial Information (continued)

35 NuStar Contact Information INVESTOR RELATIONS For additional information about corporate sustainability at NuStar, visit http://www.NuStarEnergy.com/Sustainability SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com

Susta inabi l i ty J u l y 1 9 , 2 0 2 1 R e s p o n s i b l y R e s i l i e n t

Forward-looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. R e s p o n s i b l y R e s i l i e n t 2

4 INTRODUCTION: Building on 20 Years of Sustainability Excellence 10 ENVIRONMENTAL: Protecting People & the Planet 22 SOCIAL: Engaging Our Employees & Building Our Communities 29 GOVERNANCE: Assuring Responsive Management R e s p o n s i b l y R e s i l i e n t 3 TABLE OF CONTENTS

INTRODUCTION Building on 20 Years of Sustainability Excellence R e s p o n s i b l y R e s i l i e n t 4

OUR SUSTAINABILITY COMMITMENT

We are Committed to Maintaining Excellence and Taking Care of Each Other and Our Planet, now and in the Future



"Doing the right thing for the right reasons is deeply ingrained in NuStar's culture of responsibility, caring and sharing and has been since NuStar was established 20 years ago. In fact, long before ESG became a common term, one of the things that made NuStar such a great place to work was our strong corporate culture, which was created by our Chairman, Bill Greehey. In our culture, we treat everyone with respect, we give back to our communities, we protect the environment, and we demand that all of our employees hold themselves and each other to the highest ethical standards.

We are proud of our record of responsible operations, and we are committed to maintaining excellence and continuing to take care of one another and our planet. We are also proud of the resilience and strength our business has shown, across economic cycles and our footprint.

We are focused on nurturing that resilience and strength to ensure NuStar continues to prosper as the Nation's and the World's growing energy needs evolve, and we are already demonstrating our ability to do just that through the success of our West Coast renewable fuels logistics network, which both generates solid returns for our investors and helps lower carbon emissions in communities across the region.

We are also focused on continuing to do the right thing, across our operations, every day of every week: to protect the environment, our communities and our employees, to ensure safe, reliable energy service to our customers and to build value for our investors."

Brad Barron

President & Chief Executive Officer, NuStar Energy L.P.

NuStar

Responsibly Resilient

5

O U R S U S T A I N A B I L I T Y P R I O R I T I E S Protecting People & the Planet SOCIAL Assuring Responsive Management GOVERNANCE Engaging Our Employees & Building Our Communities ENVIRONMENTAL R e s p o n s i b l y R e s i l i e n t 6

OUR BALANCED MIDSTREAM ASSETS

NuStar Transports and Stores Crude Oil, Petroleum Products, Ammonia and Renewable Fuels in Markets Across North America

Pipelines:

10,000
pipeline miles

645 MM
barrels transported in 2020

1.8 MMbpd
average daily volume in 2020



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
MN
IA
KS
OK
TX
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
MD
DE
NJ
NY
CT
MA
NH
ME
PA
RENEWABLE FUELS
ETHANOL
BIODIESEL
RENEWABLE DIESEL
LEGEND
NuStar
HEADQUARTERS
STORAGE FACILITIES
REFINED PRODUCT PIPELINES
CRUDE OIL PIPELINES
ORIGIN/ TERMINATION POINTS

Terminals:

73
terminal facilities

72 MM
barrels of storage capacity

172 MM
barrels throughput in 2020

NuStar
Responsibly Resilient
7

OUR STRENGTH & RESILIENCE IN 2020

Even Through 2020's Challenges, We Maintained Safe, Reliable Operations, Protected Our Employees, as Well as Their Families and Communities, and Generated Solid Results

- Ensured reliable, uninterrupted delivery of essential energy services
- Maintained safety and environmental stewardship, again outperforming our industry peers in 2020
- Prioritized employee health & protection throughout response across our assets
- Implemented physical distancing, restricted facility access & established cleaning protocols at all worksites
- Invested in ventilation and air-handling improvements
- Provided free COVID-19 testing and vaccines
- Maintained frequent leadership communication
- Pledged over $1MM to community COVID-19 relief funds[2]



2020 Results

Adjusted EBITDA[1]
$723 MM

8%
HIGHER
Than
Our 2019 Results

1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

2 – Includes pledges from company and chairman

NuStar
Responsibly Resilient
8

OUR ECONOMIC IMPACT IN 2020

In 2020, We Also Contributed to Our Communities' and Our Employees' Economic Health

~$230
MILLION

Employee compensation & benefits for our 1,408 employees[1]

$5.5
MILLION

Community investment *(including employee contributions to United Way)*

$321
MILLION

Distributions to investors

1 – As of December 31, 2020

NuStar

Responsibly Resilient

9

ENVIRONMENTAL Protecting People & the Planet R e s p o n s i b l y R e s i l i e n t 10

COMMITTED TO ASSURING SAFE, RELIABLE ACCESS TO ENERGY AND MAINTAINING EXCELLENCE ACROSS OUR BUSINESS DEVELOPING solutions to respond to growth and evolution of energy needs in the markets we serve, as we have through our West Coast renewable fuels logistics network, which FACILITATES clean RENEWABLE FUELS to improve air quality on the West Coast and beyond • MAINTAINING our industry-leading health and safety record • ASSURING safety and reliability through inspection and monitoring • INCREASING our energy efficiency • LOWERING our emissions • PREPARING for emergencies • PROTECTING our business and our communities with a robust cybersecurity program OPERATING RESPONSIBLYBUILDING RESILIENCE R e s p o n s i b l y R e s i l i e n t 11 We are Committed to:

0 50 100 150 200 250 300 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e, M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit © 2021 IHS Markit BUILDING RESILIENCE: DECARBONIZING DRIVING ON THE WEST COAST • Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region • At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value and importance of existing assets • Our terminals have the access to facilities necessary to receive bio-fuels from outside the region and to provide a base for distribution of renewable fuels across the West Coast Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Wilmington Tacoma Portland Stockton Selby Gulf Coast Supply International Exports Singapore Supply Our West Coast Renewable Fuels Logistics Network is Playing an Integral Role in Significant Reductions in Carbon Emissions R e s p o n s i b l y R e s i l i e n t 12

BUILDING RESILIENCE: RENEWABLE FUELS HANDLING LEADER

NuStar Now Handles a Significant Proportion of California's Growing Renewable Fuels Market

NuStar's Share of California's Renewable Fuels Market (Full-Year 2020 Total Volume[1])

7%


BIO

BIODIESEL

18%



ETHANOL

28%



RENEWABLE DIESEL

- We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects currently in planning stages or under construction

1 – Most recent available data
Source: California Air Resource Board (CARB)

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13

BUILDING RESILIENCE: LOW-CARBON MANDATE OPPORTUNITY The Success of California’s Program is Driving Action Well Beyond the “Golden State” That Will Drive Midstream Opportunities R e s p o n s i b l y R e s i l i e n t 14 20 States CONSIDERING Programs 7 2 2 8 3 5 5 6 4 1 10 9 11 LCFS in-place LCFS plan proposed LCFS under consideration Notable Announced U.S. Renewables Conversion Projects 1: Marathon Dickinson Refinery Conversion – 2020 (in-service) 2: Ryze Renewables Las Vegas / Reno – 2021 3: Diamond Green Diesel Expansion – 2021 4: CVR Wynnewood Refinery Conversion – 2022 5: HollyFrontier Cheyenne / Artesia Refinery Conversions – 2022 6: GCEH Bakersfield – 2022 7: P66 Rodeo Refinery Conversion – 2021 (partial), 2024 (full) 8: Marathon Martinez Refinery Conversion – 2023 9: Heartwell Renewables (Hastings, NE) – 2023 10: Diamond Green Diesel Port Arthur – 2H 2023 11: Vertex Mobile – 2023

BUILDING RESILIENCE:
PIPELINES ARE THE SAFEST, MOST ENERGY-EFFICIENT CHOICE

Pipelines are the Best Alternative for Fuel Transportation, Whether Conventional or Renewable

Transporting the Volume
NuStar Moves in **ONE DAY**
Would Require:

~9,500 Trucks



or

~2,500 Rail cars



Pipelines are the
SAFEST
Mode of Energy Transportation:

- Trucks are **34 times** more likely than liquid pipelines to experience an incident

Pipelines have the
LOWEST
Greenhouse Gas Emissions (GHGs):

- Trucks emit **467%** more than pipelines

Sources: "Pipelines are Safest for Transportation of Oil and Gas" Manhattan Institute for Policy Research 2013
"The Permian Basin's Demand for Crude Oil Tanker Trucks Could Quadruple in Q2" Freightwaves 2019
Association of Oil Pipe Lines (AOPL) and Reuters

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Responsibly Resilient
15

RESPONSIBLE OPERATIONS: MAINTAINING OUR STRONG SAFETY CULTURE & RECORD 3 year 0.69 3 year Average(1): 0.70 Our Industry-leading Record Demonstrates the Fact That NuStar’s #1 Priority is the Health and Safety of Our Workforce and Our Communities 1 – Industry averages derived from 2018-2019 Bureau of Labor Statistics (BLS) Data. 2019 averages carried forward to 2020 for illustration purposes. Safety Excellence Award 10-time recipient 85% of eligible facilities 7.5X better 2X better • In 2020, as in years past, our health and safety record was substantially better than our peers ✓ Over 7.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ And 2 times better than the BLS data for the Pipeline Transportation Industry • NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times, which is awarded based in part on OSHA safety reports • We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ✓ 85% of our eligible U.S. terminals are VPP-certified • We work every day of every year to prevent any releases ✓ In 2020, we released less than 0.00016% of our total barrels moved R e s p o n s i b l y R e s i l i e n t 16

RESPONSIBLE OPERATIONS: ASSURING SAFETY AND RELIABILITY THROUGH INSPECTION

In 2020, We Continued to Execute on Our Rigorous Inspection Program Across Our Assets

23% of Total DOT Pipeline Miles

Inspected Over 2,000 Miles of Pipeline

Completed Over 2,000 Aerial Inspections & Over 350,000 Miles

Inspected Over 250 Water-Crossings

20,000+ LDAR (Leak detection and repair) Component Inspection Program

71 API Internal & 369 External Inspections

26% of Total Barrels of Storage

Nearly 300 Agency Inspections

NuStar

Responsibly Resilient

Statistics are for 2020 unless otherwise noted 17

RESPONSIBLE OPERATIONS: ASSURING SAFETY AND RELIABILITY THROUGH MONITORING NuStar Transports and Stores Energy Safely, Reliably and Efficiently Because We Monitor Every Tank and Every Mile of Pipeline, 24/7/365 70 Internal & 369 External Inspections$____ Invested on integrity programs 2015-2020 R e s p o n s i b l y R e s i l i e n t 18Statistics are for 2020 unless otherwise noted ● NuStar’s control room operates 24 hours a day, 7 days a week, 365 days a year with state-of-the-art flow and pressure monitors ● Over 99% of our pipeline mileage is inspected with inline inspections tools and we perform other inspections on the remaining 1% ● Integrity Management for our tanks includes daily Audio, Visual and Olfactory (AVO) inspections in addition to API internal and external tank assessments ● During 2015-2020, NuStar invested over $317 million to ensure the safety, efficiency and reliability of our assets

RESPONSIBLE OPERATIONS: INCREASING EFFICIENCY AND LOWERING EMISSIONS R e s p o n s i b l y R e s i l i e n t NuStar’s Goal is to Reduce Emission Intensity in Relation to Volume of Product Handled as We Continue to Grow Our Operations 19 We are exploring further investments in lower emission and low-carbon fuels including hydrogen and renewables Emission Reductions Actions Include: • Switching diesel pumps to electric and pursuing wind and solar power sources • Upgraded to LED lighting at 60 facilities, with more to come • Using drag reducing agent (DRA) and variable frequency drives (VFDs) on our pipelines to increase our energy efficiency • Obtaining emission offsets for renewable fuels and other projects • Operating and maintaining vapor recovery and combustor systems, many of them over 99% efficient We are always looking for ways to optimize our systems to reduce energy use and increase energy efficiency NuStar facilities meet or exceed the Clean Air Act, state air laws and their emission regulations NuStar facilities meet or exceed air emission permits, including for operations and modifications

RESPONSIBLE OPERATIONS: PREPARING FOR EMERGENCIES

We Regularly Review, Audit, Update and Test Our Response Plan and Conduct Drills

- We perform joint drills and exercises with regulatory agencies and jurisdictions to ensure that our plans are robust
- We also perform internal terminal and pipeline training exercises that include:
  - ✓ Full-scale personnel deployment
  - ✓ Tabletop exercises
  - ✓ Equipment deployment
  - ✓ Unannounced preparedness exercises

Despite COVID-19 restrictions, NuStar still performed over 400 drills & exercises

We maintain a dedicated Emergency Operations Center

We held more than 180 in person public safety meetings and distributed almost 700,000 safety brochures

NuStar responded to more than 90,000 Call Before You Dig requests

We completed more than 14,000 hours of emergency response, environmental and safety training

We have Emergency Response Teams at key facilities

NuStar Safety & Environmental Management System

NuSEMS

Annual Multi-Party Exercises

NuStar team members participated in multiple stakeholder emergency exercises with over 350 participants, including several governmental agencies

These exercises enhance NuStar's ability to respond to a large-scale incident beyond the response capacity of a single region or business unit

Statistics are for 2020

NuStar

Responsibly Resilient

20

RESPONSIBLE OPERATIONS: CYBERSECURITY ACROSS THE COMPANY As an Operator of Critical Energy Infrastructure, We Recognize the Importance of Cybersecurity, and We Have Built and Continue to Test and Improve a Robust Program to Prevent, Detect and Respond to Potential Threats Composed of representatives from across the company, our Cyber Risk Governance Committee oversees the effectiveness of our Cybersecurity Program and reports to our Board and executive management • Participation in industry and peer cybersecurity groups • Vulnerability scanning, patch management, and penetration tests across our systems • Cyber Incident Response Plan and cross-organizational tabletop exercises • Regular risk assessments • Annual cybersecurity training for all employees with ‘refresher’ activities throughout the year NuStar’s Cybersecurity Program includes: Cyber Risk Governance Committee Information Services Internal Audit Legal Controller/ SOX Operations R e s p o n s i b l y R e s i l i e n t 21 Human Resources

SOCIAL Engaging Our Employees & Building Our Communities R e s p o n s i b l y R e s i l i e n t 22

We Have Been Recognized for Our Safe, Responsible Operations and Our Commitment to Our Employees and Diversity O U R A W A R D S & R E C O G N I T I O N S Safety Excellence Award 10-time recipient 12times R e s p o n s i b l y R e s i l i e n t 23 5 times

COMMITTED TO NURTURING DIVERSITY from 2018 +2.9 from 2018 from 20 18 We are Focused on Assuring NuStar is a Positive, Inclusive and Rewarding Workplace With a Diverse, Representative Workforce, at Every Level, From Rank and File to Upper Management R e s p o n s i b l y R e s i l i e n t 24 of our Senior Executive Team are women & minorities 50%49%42% of our Corporate HQ employees who are managers+ are women & minorities of our U.S. employees are women & minorities

COMMITTED TO COMMUNITY ENGAGEMENT We Invest in Our Communities: Partnering With Local Organizations and Helping to Build Safe, Vibrant Communities • Our employees take great pride in giving back and building a brighter future for our neighbors by contributing time, talent, money and other resources to hundreds of community initiatives each year • NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community R e s p o n s i b l y R e s i l i e n t 25 Over 80 board positions held by NuStar employees on non-profit boards

• We are proud to provide our employees with one of the best health & welfare benefits packages in the industry* and other resources to support our employees’ well-being • We provide leadership and development opportunities through: ✓ Clearly defined career paths ✓ Professional training ✓ Educational reimbursement ✓ Internship program across our organization ✓ Scholarships for higher education2 COMMITTED TO INVESTING IN OUR EMPLOYEES from 2018 18 We Invest in Our Employees’ Well-being and Development, and That Investment has Provided Great Returns Demonstrated by Our Low 2.5% Voluntary Turnover Rate 2.5% Voluntary Turnover Rate1 12times We believe that if you take care of the employees, the employees will take care of the company, our unitholders and our communities. -Bill Greehey Chairman of the Board, NuStar Energy L.P. R e s p o n s i b l y R e s i l i e n t 26 * According to McGriff1 - Excludes retirements 2 - For employees’ dependents We provide benefits valued at 36% of an employee’s salary

COMMITTED TO INVESTING IN OUR COMMUNITIES THROUGH GIVING We Focus on Addressing Critical Needs in Our Communities • In 2020, 99.9% of our U.S. employees contributed to our record- breaking United Way campaign • Thanks to our employees' and our directors' generous gifts and our company match, we pledged a record $4.7 million to United Way in 2020 • Also in 2020, our pledge was the highest average per capita contribution in the United States 99.9% United Way participation in 2020 $4.7MM Pledged to United Way in 2020 R e s p o n s i b l y R e s i l i e n t 27

COMMITTED TO FIGHTING HOMELESSNESS THROUGH OUR SUPPORT OF HAVEN FOR HOPE

Proudly Supporting the Effort to Transform the Lives of Homeless Men, Women and Children

- Bill Greehey, NuStar's Chairman of the Board, founded Haven for Hope and continues to serve as the organization's Chairman
- Haven for Hope's transformational campus provides comprehensive social services for single men and women and families with children, including:
  - ✓ Short-term residential housing on-campus
  - ✓ Substance abuse and mental health treatment
  - ✓ Employment, education and legal services
  - ✓ Life-skills training
  - ✓ Healthcare
  - ✓ Childcare
- Each year, NuStar hosts the annual *NuHope Golf Classic* to support Haven
  - ✓ The tournament has raised nearly **$48 million** for Haven over the past 13 years


Hope

Haven has assisted nearly **15,000 individuals** with housing[1]



1 –From homelessness to permanent or supportive housing

NuStar
Responsibly Resilient
28

GOVERNANCE Assuring Responsive Management R e s p o n s i b l y R e s i l i e n t 29 BB: “lots of empty chairs” + “can we get a better photo” + circled the photoshop work

SUSTAINABILITY & RISK MANAGEMENT BOARD OF DIRECTORS Our Board is responsible for identifying and understanding our principal business risks, including sustainability risks, and overseeing management’s efforts in monitoring, managing and mitigating those risks Our Board Takes a Comprehensive Approach to Oversight of Environmental, Social and Governance Matters With Accountabilities Designated Across all Board Committees Board CEO Executive Committee Sustainability Committee • Management is responsible for day-to-day assessment and management of enterprise-level risk • The Board interfaces regularly with management and receives periodic reports that include updates on: ✓ Health, safety & environmental program ✓ Financial performance ✓ Employee wellness ✓ Diversity & inclusion ✓ Community investment • At least once annually, the Board meets to focus on strategic planning, including identifying and addressing: ✓ Strategic risks ✓ Potential opportunities R e s p o n s i b l y R e s i l i e n t 30 ✓ Legal matters ✓ Cybersecurity ✓ Operational results ✓ Internal controls

BOARD OVERSIGHT & EXECUTIVE MANAGEMENT

Our Diverse and Experienced Board of Directors Provides Effective Oversight While Our Dedicated Executives Ensure Safe Day-to-day Operations

Our Board of Directors:

- Is composed of a majority of independent directors
  - ✓ **Bill Greehey**, *Chairman of the Board*
  - ✓ **Brad Barron**, *President & CEO*
  - **Dan Bates**
  - **Bill Burnett**
  - **Fully Clingman**
  - **Dan Hill**
  - **Jelynne LeBlanc-Burley**
  - **Bob Munch**
  - **Grady Rosier**

78% Independent

- Bring diverse perspectives, expertise and experience from:
  - ✓ Energy & commodities
  - ✓ Financial & banking
  - ✓ Government
  - ✓ Healthcare
  - ✓ Mental health & wellness
  - ✓ Technology
  - ✓ Transportation
- Evaluate the Board and its committees each year
- Participate in compensation, audit and nominating/governance committees comprised solely of independent directors

Our Senior Executive Team:

- **Brad Barron**, *President & CEO*
- **Mary Rose Brown**, *EVP & CAO*
- **Danny Oliver**, *EVP- Business Development & Engineering*
- **Amy Perry**, *EVP- Strategic Development & GC*
- **Tom Shoaf**, *EVP & CFO*
- **Jorge del Alamo**, *SVP & Controller*
- **Manish Kapoor**, *SVP & CIO*
- **Mark Trexler**, *SVP- Operations & HSE*

50% Women & Minorities

NuStar

Responsibly Resilient

31

EXECUTIVE COMPENSATION

Our Executive Compensation Program is Focused on Pay-for-performance to Align NuStar's Strategic Priorities With Those of Our Investors

- Our philosophy for compensating our executive officers is based on the belief that a significant portion of executive compensation should be incentive-based and determined by both the performance of NuStar Energy, as well as each executive's individual performance
- Our executive compensation programs are designed to accomplish the following long-term objectives:
  - ✓ Increase value to unitholders, while practicing good corporate governance
  - ✓ Support our business strategy and business plan
  - ✓ Provide flexibility to respond to the continually changing environment
  - ✓ Align executive incentive compensation with short- and long-term results
  - ✓ Provide market-competitive compensation and benefits to attract/retain top talent



2020 Annual Incentive Bonus Performance Measures
(% weight)
40%
40%
10%
10%
Adjusted EBITDA
Adjusted DCF
Adjusted operating and general & administrative expense
Safety and environmental performance



69%
Compensation at risk
81%
Compensation at risk
50%
19%
31%
62%
19%
19%
Long-Term Incentives
Short-Term Incentives
Base Salary
Other NEOs[1]
CEO

1 –Named Executive Officers

NuStar
Responsibly Resilient
32

Our Board of Directors and Our Executives are Invested in NuStar’s Future Through Their Ownership of NuStar Units OUR BOARD AND OUR EXECUTIVES ARE ALSO INVESTORS 0 1 2 3 4 CEO/President EVP SVP Multiple of base salary Senior Executive Team: Required NuStar Energy Unit Ownership Our independent directors are each required to acquire and hold NuStar units with an aggregate value of 2X their annual cash retainer R e s p o n s i b l y R e s i l i e n t 33

INVESTOR RELATIONS For additional information about corporate sustainability at NuStar, visit http://www.NuStarEnergy.com/Sustainability CONTACT INFORMATION CORPORATE SECRETARY CORPORATE COMMUNICATIONS SUSTAINABILITY R e s p o n s i b l y R e s i l i e n t 34 (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com (210) 918-2314 CorporateCommunications@NuStarEnergy.com CorporateSecretary@NuStarEnergy.com Sustainability@NuStarEnergy.com

APPENDIX: RECONCILATION OF NON-GAAP FINANCIAL INFORMATION R e s p o n s i b l y R e s i l i e n t 35

APPENDIX: RECONCILATION OF NON-GAAP FINANCIAL INFORMATION (CONTINUED) R e s p o n s i b l y R e s i l i e n t 36